Exhibit 10.1
FOURTH AMENDMENT AND RELEASE
          FOURTH AMENDMENT AND RELEASE, dated as of June 22, 2009 (this “Amendment”), to the Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006 (as amended prior to the date hereof, the “Credit Agreement”), among LEAR CORPORATION, a Delaware corporation (the “U.S. Borrower”), certain Subsidiaries of LEAR CORPORATION, the several lenders from time to time parties thereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as general administrative agent (the “General Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, pursuant to the Amended and Restated Subsidiary Guarantee, dated as of April 25, 2006 (the “Subsidiary Guarantee”), among certain subsidiaries of the U.S. Borrower (collectively, the “Guarantors”) and the General Administrative Agent, the Guarantors have guaranteed the payment and performance of the Obligations;
          WHEREAS, the Majority Lenders have decided, upon the terms and subject to the conditions set forth herein, to grant authority to the General Administrative Agent to release certain Foreign Subsidiaries that are Guarantors from their obligations under the Subsidiary Guarantee;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. (a) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
          (b) As used herein, the following terms shall have the following meanings:
          “Existing Bonds”: the collective reference to the 2013 Bonds, the 2014 Bonds and the 2016 Bonds.
          “Officers’ Certificate”: as defined in the 2013/2016 Indenture or the 2014 Indenture, as applicable.
          “2013 Bonds”: the 8 1/2% Senior Notes due 2013 issued pursuant to the 2013/2016 Indenture.
          “2013/2016 Indenture”: the Indenture dated as of November 24, 2006 among the U.S. Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as trustee, as amended and supplemented.
          “2016 Bonds”: the 8 3/4% Senior Notes due 2016 issued pursuant to the 2013/2016 Indenture.
          SECTION 2. Release of Guarantees. The undersigned Lenders hereby agree and hereby authorize the General Administrative Agent to release each of Lear Automotive (EEDS) Spain S.L and Lear Corporation Mexico, S. de R.L. de C.V. (as successor to Lear Corporation Mexico, S.A. de C.V.) (collectively, the “Foreign Guarantors”) from its obligations under the Subsidiary Guarantee. The release of the Foreign Guarantors under the Subsidiary Guarantee shall not be effective unless and until the

 2
General Administrative Agent delivers to the U.S. Borrower a formal written release stating that such release is delivered pursuant to this Amendment..
          SECTION 3. Notice. The U.S. Borrower agrees to deliver promptly following request by the Administrative Agent to the trustees for the Existing Bonds Officers’ Certificates certifying that the Foreign Guarantors have ceased to be Guarantors of the Credit Agreement under the Subsidiary Guarantee (or will cease to be Guarantors concurrently with their ceasing to be guarantors of the Existing Bonds).
          SECTION 4. Senior Credit Facility. The Borrower represents and warrants that there are no Senior Credit Facilities (as defined in the 2014 Indenture and the 2013/2016 Indenture) other than the Credit Agreement.
          SECTION 5. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied or waived:
          (a) the General Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the U.S. Borrower, the other Borrowers and the Majority Lenders; and
          (b) the General Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party signatory thereto.
          SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended or waived herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Borrower hereby agrees, with respect to each Loan Document to which it is a party, that: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.
          (b) Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the General Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          (c) Each Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
          SECTION 7. Expenses. The U.S. Borrower agrees to pay or reimburse the General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.
          SECTION 8. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS

 3
OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SUBSECTION 17.13 OF THE CREDIT AGREEMENT AS IF SUCH SUBSECTION WERE SET FORTH IN FULL HEREIN.
          SECTION 9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION
By:	/s/ Shari L. Burgess
	Name:	Shari L. Burgess
	Title:	VP & Treasurer

LEAR CANADA
By:	/s/ Richard Van Henkelom
	Name:	Richard Van Henkelom
	Title:	Corporate Representative

LEAR CORPORATION SWEDEN AB
By:	/s/ Martin Henningsen
	Name:	Martin Henningsen
	Title:	Director

By:	/s/ Robert Hooper
	Name:	Robert Hooper
	Title:	Director

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.
By:	/s/ Martin Henningsen
	Name:	Martin Henningsen
	Title:	Director

LEAR CORPORATION (UK) LIMITED
By:	/s/ Martin Henningsen
	Name:	Martin Henningsen
	Title:	Director

LEAR CORPORATION MEXICO, S. DE R.L. DE C.V.
By:	/s/ James M. Brackenbury
	Name:	James M. Brackenbury
	Title:	President

JPMORGAN CHASE BANK, N.A., as General Administrative Agent and as a Lender
By:	/s/ Ann Kurinskas
	Name:	Ann Kurinskas
	Title:	Managing Director

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BNP Paribas

(Name of Lender)

By:	/s/ Andy Strait Name: Andy Strait
Title: Managing Director

By:	/s/ Michael Pearce
Name: Michael Pearce
Title: Director

Platinum Grove Contingent Capital Master Fund Ltd.

(Name of Lender)

By:	/s/ Chi-Fu Huang Name: Chi-Fu Huang
Title:

Carlyle High Yield Partners VIII, Ltd.

(Name of Lender)

By:	/s/ Linda Pace Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners IX, Ltd.

(Name of Lender)

By:	/s/ Linda Pace Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners 2008-1, Ltd.

(Name of Lender)

By:	/s/ Linda Pace Name: Linda Pace
Title: Managing Director

Carlyle Credit Partners Financing I, Ltd.

(Name of Lender)

By:	/s/ Linda Pace Name: Linda Pace
Title: Managing Director

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Carlyle High Yield Partners X, Ltd.

(Name of Lender)

By:	/s/ Linda Pace Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners VII, Ltd.

(Name of Lender)

By:	/s/ Linda Pace Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners VI, Ltd.

(Name of Lender)

By:	/s/ Linda Pace Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners IV, Ltd.

(Name of Lender)

By:	/s/ Linda Pace Name: Linda Pace
Title: Managing Director

Lord Abbett Investment Trust-
Lord Abbett Floating Rate Fund

(Name of Lender)

By:	/s/ Elizatbeth Maclean Name: Elizatbeth Maclean
Title: Portfolio Manager

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Golden Knight II CLO, Ltd.

(Name of Lender)

By:	/s/ Elizatbeth Maclean Name: Elizatbeth Maclean
Title: Portfolio Manager

LORD ABBETT & CO. LLC
AS COLLATERAL MANAGER

Black Diamond International Funding, Ltd.
By: BDCM Fund Adviser, L.L.C.
As Its Collateral Manager
(Name of Lender)

By:	/s/ Stephen H. Deckoff Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND CLO 2006-1 (CAYMAN), Ltd.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.
As Its Collateral Manager
(Name of Lender)

By:	/s/ Stephen H. Deckoff Name: Stephen H. Deckoff
Title: Managing Principal

GULF STREAM COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Deutsche Bank AG London Branch
(Name of Lender)

By:	/s/ Edward Schaffer Name: Edward Schaffer
Title: Vice President

By:	/s/ Deirdre D. Cesario Deirdre D. Cesario
Assistant Vice President

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

MERRILL LYNCH BANK USA
(Name of Lender)

By:	/s/ David Millett
Name: David Millett
Title: Vice President

The Bank of Nova Scotia

(Name of Lender)

By:	/s/ J. F. Todd Name: J. F. Todd
Title: Managing Director

Bank of America, N.A.

(Name of Lender)

By:	/s/ Chas McDonell Name: Chas McDonell
Title: SVP

Bayerische Hypo-Und Vereinsbank, AG
New York Branch

By:	/s/ Michael Novellino Michael Novellino
Director

By:	/s/ LoriAnn Curnyn LoriAnn Curnyn
Managing Director

ICAHN PARTNERS LP

(Name of Lender)

By:	/s/ Keith Cozza Name: Keith Cozza
Title: CCO

Signature page to Fourth Amendment and Release dated
as of June 22, 2009 to the Lear Corporation Amended
and Restated Credit and Guarantee Agreement, dated as
of April 25,2006

Icahn Partners Master Fund L.P.
(Name of Lender)

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

Icahn Partners Master Fund II L.P. (Name of Lender)
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

Icahn Partners Master Fund III L.P. (Name of Lender)
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

Icahn Fund Sub 1 Ltd. (Name of Lender)
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

Icahn Fund Sub 2 Ltd. (Name of Lender)
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

Signature page to Fourth Amendment and Release dated
as of June 22, 2009 to the Lear Corporation Amended
and Restated Credit and Guarantee Agreement, dated as
of April 25, 2006

Icahn Fund Sub 3 Ltd.
(Name of Lender)

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

Icahn Fund Sub 4 Ltd. (Name of Lender)
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

NAVIGATOR CDO 2003, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2004, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD,, as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

JP Morgan Chase Bank, N.A. Secondary Loan & Distressed Credit Trading (Name of Lender)
By:	/s/ Jason Leddy
	Name:	Jason Leddy
	Title:	Authorized Signatory

UBS Loan Finance LLC (Name of Lender)
By:	/s/ Marie A. Haddad
	Name:	Marie A. Haddad
	Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name: Title:	Irja R. Otsa Associate Director Banking Products Services, US

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

CONTINENTAL CASUALTY COMPANY (Name of Lender)

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

Approved by
Law Dept.
By:	MPL

Date: 6-24-09

Baltic Funding LLC (Name of Lender)
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Ballantyne Funding LLC (Name of Lender)
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

(Name of Lender)
By:
Name:
Title:

OAK HILL CREDIT PARTNERS II, LIMITED, as a Lender		OAK HILL CREDIT PARTNERS III, LIMITED, as a Lender
By: Oak Hill CLO Management II, LLC As Investment Manager		By: Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name: Scott D. Krase		Name: Scott D. Krase
Title: Authorized Person		Title: Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED, as a Lender		OAK HILL CREDIT PARTNERS V, LIMITED, as a Lender

By: Oak Hill CLO Management IV, LLC As Investment Manager		By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name: Scott D. Krase		Name: Scott D. Krase
Title: Authorized Person		Title: Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as a Lender		OHA PARK AVENUE CLO I, LTD., as a Lender

By: Oak Hill Advisors, L.P. As Investment Manager
By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person		By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

Stichting Bedrijfstakpensioenfonds Voor de Metalektro, as a Lender		GMAM GROUP PENSION TRUST I, as a Lender

By: Oak Hill Advisors, L.P. As Investment Manager		By: STATE STREET BANK AND TRUST COMPANY, solely as Trustee

By:	/s/ Scott D. Krase	By:	/s/ Timothy Norten
Name: Scott D. Krase		Name: Timothy Norten
Title: Authorized Person		Title: Officer

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
COMERICA BANK
(Name of Lender)

By:	/s/ Dan Roman
	Name:	Dan Roman
	Title:	Senior Vice President
CFIP Master Fund, Ltd.
By: Chicago Fundamental Investment Partners, LLC,
its Investment Manager
(Name of Lender)

By:	/s/ Steven J. Novatney
	Name:	Steven J. Novatney
	Title:	General Counsel & CCO
CHGO Loan Funding Ltd.
By: Chicago Fundamental Investment Partners, LLC,
as Collateral Manager
(Name of Lender)

By:	/s/ Steven J. Novatney
	Name:	Steven J. Novatney
	Title:	General Counsel & CCO

NORTHWOODS CAPITAL IV, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

NORTHWOODS CAPITAL V, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER
NORTHWOODS CAPITAL VI, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER
NORTHWOODS CAPITAL VII, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER
NORTHWOODS CAPITAL VIII, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER
JRG Reinsurance Company, Ltd.
By: Angelo, Gordon & Co., L.P.
As Investment Manager
(Name of Lender)

By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
By:     ARES ENHANCED LOAN MANAGEMENT IR, L.P.,
as Portfolio Manager
By:     Ares Enhanced Loan IR GP, LLC, as its General Partner
By:     Ares Management LLC, as its Manager

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory
ARES ENHANCED LOAN INVESTMENT STRATEGY IR-B LTD.
By:     ARES ENHANCED LOAN MANAGEMENT IR-B, L.P.,
as Portfolio Manager
By:     Ares Enhanced Loan IR-B GP, LLC, as its General Partner
By:     Ares Management LLC, as its Manager

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory

ARES XI CLO Ltd.
By: ARES CLO MANAGEMENT XI, L.P.
By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER
By: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory
Ares X CLO Ltd.
By:     Ares CLO Management X, L.P.,
Investment Manager
By:     Ares CLO GP X, LLC,
Its General Partner

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory
Ares VR CLO Ltd.
By:     Ares CLO Management VR, L.P.,
Investment Manager
By:     Ares CLO GP VR, LLC,
Its General Partner

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory
Ares VIR CLO Ltd.
By:     Ares CLO Management VIR, L.P.,
Investment Manager
By:     Ares CLO GP VIR, LLC,
Its General Partner

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory
Ares VII CLO Ltd.
By:     Ares CLO Management VII, L.P.,
Investment Manager
By:     Ares CLO GP VII, LLC,
Its General Partner

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory
Ares VIII CLO Ltd.
By:     Ares CLO Management VIII, L.P.,
Investment Manager
By:     Ares CLO GP VIII, LLC,
Its General Partner

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory
Ares IX CLO Ltd.
By:     Ares CLO Management IX, L.P.,
Investment Manager
By:     Ares CLO GP IX, LLC,
Its General Partner
By:     Ares Management LLC,
Its Managing Member

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory
Global Loan Opportunity Fund B.V.
By: Ares Management Limited, its Portfolio Manager

By:	/s/ David A. Sachs
	Name:	David A. Sachs
	Title:	Authorized Signatory

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
Styx Partners, L.P.
(Name of Lender)
By: Styx Associates LLC,
       its General Partner

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Senior Managing Director

Hillmark Funding Ltd.
by: Hillmark Capital
Management, L.P. as Collateral Manager: as a Lender
(Name of Lender)

By:	/s/ Hillel Weinberger
	Name:	Hillel Weinberger
	Title:	Chairman

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
Waveland — INGOTS, LTD.
By:       Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Executive Vice President
Loan Funding III (Delaware) LLC
By:       Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Executive Vice President
Southport CLO, Limited
By:       Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Executive Vice President
Fairway Loan Funding Company
By:       Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Executive Vice President
Mayport CLO Ltd.
By:       Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Executive Vice President
Oregon Public Employees Retirement Fund
(Name of Lender)

By:	/s/ Sarah E. Brucks
	Name:	Sarah E. Brucks
	Title:	Authorized Signatory

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KKR Financial CLO 2007-1, Ltd.
(Name of Lender)

By:	/s/ Sarah E. Brucks
Name: Sarah E. Brucks
Title: Authorized Signatory

KKR Financial CLO 2009-1, Ltd.
(Name of Lender)

By:	/s/ Sarah E. Brucks
Name: Sarah E. Brucks
Title: Authorized Signatory

KKR Financial CLO 2007-A, Ltd.
(Name of Lender)

By:	/s/ Sarah E. Brucks
Name: Sarah E. Brucks
Title: Authorized Signatory

KKR Financial CLO 2005-1, Ltd.
(Name of Lender)

By:	/s/ Sarah E. Brucks
Name: Sarah E. Brucks
Title: Authorized Signatory

KKR Financial CLO 2006-1, Ltd.
(Name of Lender)

By:	/s/ Sarah E. Brucks
Name: Sarah E. Brucks
Title: Authorized Signatory

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KKR Financial CLO 2005-2, Ltd.
(Name of Lender)

By:	/s/ Sarah E. Brucks
Name: Sarah E. Brucks
Title: Authorized Signatory

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
(Name of Lender)

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender
(Name of Lender)

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender
(Name of Lender)

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Chatham Light II CLO, Ltd By: Sankaty Advisors, LLC as Collateral Manager
(Name of Lender)

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors
(Name of Lender)

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors
(Name of Lender)

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
(Name of Lender)

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender
(Name of Lender)

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender
(Name of Lender)

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Race Point IV CLO, Ltd
By: Sankaty Advisors, LLC as Collateral Manager
(Name of Lender)

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners II, L.P.
(Name of Lender)

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners III, L.P.
(Name of Lender)

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

SSS Funding II
By: Sankaty Advisors, LLC as collateral Manager
(Name of Lender)

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

KINGSLAND II, LTD.
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer

KINGSLAND III, LTD.
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KINGSLAND IV, LTD.
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer

KINGSLAND V, LTD.
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer

CITIBANK, N.A.
(Name of Lender)

By:	/s/ Wayne Beckmann

Name: Wayne Beckmann
Title: MANAGING DIRECTOR — CITIBANK, N.A. GLOBAL AUTOS & IND DEPT 388 GREENWICH ST / 34th FL Ph: 212-816-5566

THE ROYAL BANK OF SCOTLAND PLC
(Name of Lender)

By:	/s/ Jack Lonker

Name: Jack Lonker
Title: Senior Vice President

GOLDMAN SACHS LENDING PARTNERS, LLC
(Name of Lender)

By:	/s/ Andrew Caditz

Name: Andrew Caditz
Title: Authorized Signatory

VICTORIA FALLS CLO, LTD.
(Name of Lender)

By:	/s/ Bradley K. Bryan

Name: Bradley K. Bryan
Title: SVP

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

SUMMIT LAKE CLO, LTD. (Name of Lender)

By:	/s/ Bradley K. Bryan Name: Bradley K. Bryan
Title: SVP

CLEAR LAKE CLO, LTD. (Name of Lender)

By:	/s/ Bradley K. Bryan Name: Bradley K. Bryan
Title: SVP

DIAMOND LAKE CLO, LTD. (Name of Lender)

By:	/s/ Bradley K. Bryan Name: Bradley K. Bryan
Title: SVP

ST. JAMES RIVER CLO, LTD. (Name of Lender)

By:	/s/ Bradley K. Bryan Name: Bradley K. Bryan
Title: SVP

Taconic Capital Partners 1.5 L.P. By: Taconic Capital Advisors, LP, as Investment Advisor

By:	/s/ Jon Jachman
Name: Jon Jachman
Title: Principal

Taconic Opportunity Fund L.P. By: Taconic Capital Advisors, LP, as Investment Advisor

By:	/s/ Jon Jachman
Name: Jon Jachman
Title: Principal

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Zodiac Fund — Morgan Stanley US
Senior Loan Fund
Name	By: Morgan Stanley Investment Management Inc. as
Investment Manager

By:	/s/ William A. Housey JR.

Name: William A. Housey JR.
Title: Executive Director

LANDMARK II CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg

Name: James Bragg
Title: Designated Signatory

LANDMARK VII CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg

Name: James Bragg
Title: Designated Signatory

LANDMARK VIII CLO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg

Name: James Bragg
Title: Designated Signatory

GREYROCK CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg

Name: James Bragg
Title: Designated Signatory

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
State Board of Administration of Florida

By:	Hartford Investment Management Company, its Investment Manager

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series

By:	Hartford Investment Management Company, its Investment Manager

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund

By:	Hartford Investment Management Company, its Sub-advisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Hartford Series Fund, Inc., on behalf of Hartford High Yield HLS Fund

By:	Hartford Investment Management Company, its Sub-advisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

The Hartford Mutual Funds, Inc., on behalf of The Hartford Strategic Income Fund

By:	Hartford Investment Management Company its Investment Manager

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

The Investment and Administrative Committee of The Walt Disney Company Sponsored Qualified Benefit Plans and Key Employees Deferred Compensation and Retirement Plan

By:	Hartford Investment Management Company its Investment Manager

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Signature page to Fourth Amendment and Release dated as of June 22, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Hartford Mutual Funds, Inc., on behalf of The Hartford High Yield Fund
By: Hartford Investment Management Company, its Sub-advisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Hartford Life and Accident Insurance Company

By:	Hartford Investment Management Company its Agent and Attorney-in-Fact

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

The Hartford Mutual Funds, Inc., on behalf of
The Hartford Income Fund
By Hartford Investment Management Company,
its Subadvisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

The Hartford Mutual Funds, Inc., on behalf of
The Hartford Total Return Bond Fund
By Hartford Investment Management Company,
its Subadvisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Hartford Series Fund, Inc., on behalf of
Hartford Total Return Bond HLS Fund
By Hartford Investment Management Company,
its Subadvisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Fraser Sullivan CLO II Ltd
(Name of Lender)

By:	Fraser Sullivan Investment Management, LLC as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

Fraser Sullivan CLO I Ltd
(Name of Lender)

By:	Fraser Sullivan Investment Management LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

ACKNOWLEDGMENT AND CONSENT
     Each of the parties hereto hereby acknowledges and consents to the Fourth Amendment and Release, dated as of June 22, 2009 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of April 25, 2006 (the “Existing Credit Agreement”), among LEAR CORPORATION, a Delaware corporation, certain Subsidiaries of LEAR CORPORATION, the several lenders from time to time parties thereto, the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as general administrative agent, and agrees with respect to each Loan Document to which it is a party:
     (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment and the release of guarantees described therein and its guarantee, if any, of the obligations, liabilities and indebtedness of the Loan Parties under the Existing Credit Agreement shall extend to and cover all Extensions of Credit and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and
     (b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continue in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents.
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LEAR CORPORATION
By:	/s/ Shari L. Burgess
	Name:	Shari L. Burgess
	Title:	VP & Treasurer

LEAR OPERATIONS CORPORATION
By:	/s/ Shari L. Burgess
	Name:	Shari L. Burgess
	Title:	VP & Treasurer

LEAR SEATING HOLDINGS CORP. #50
By:	/s/ Shari L. Burgess
	Name:	Shari L. Burgess
	Title:	VP & Treasurer

LEAR CORPORATION EEDS AND INTERIORS
By:	/s/ Shari L. Burgess
	Name:	Shari L. Burgess
	Title:	VP & Treasurer

LEAR CORPORATION (GERMANY) LTD.
By:	/s/ Shari L. Burgess
	Name:	Shari L. Burgess
	Title:	VP & Treasurer

LEAR AUTOMOTIVE DEARBORN, INC.
By:	/s/ Shari L. Burgess
	Name:	Shari L. Burgess
	Title:	VP & Treasurer